--------------------------------------------------------------------------------


                          SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the Registrant                             [X]
Filed by a Party other than the Registrant          [ ]

Check the appropriate box:
[X]        Preliminary Proxy Statement (Amendment No. 1)
[ ]        Confidential,  for  Use  of the  Commission  Only
           (as  permitted  by  Rule 14a-6(e)(2))
[ ]       Definitive Proxy Statement
[ ]       Definitive  Additional Materials
[ ]       Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                        Dynatec International, Inc.
 ................................................................................
           (Name of Registrant as Specified in Its Charter)

 ................................................................................
  (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)        Title of each class of securities to which transaction applies:
               .................................................................
     2)        Aggregate number of securities to which transaction applies:
               .................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):...
     4) Proposed maximum aggregate value of transaction:
               .................................................................
     5) Total fee paid:
               .................................................................

[ ]       Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1)        Amount Previously Paid:....................................
           2)        Form, Schedule or Registration Statement No................
           3)        Filing Party:..............................................
           4)        Date Filed:................................................

--------------------------------------------------------------------------------

                         Dynatec International, Inc.
                         3820 West Great Lakes Drive
                            Salt Lake City, UT 84120
                              (801) 973-9500

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ____________, 1999

To the Shareholders:

           Notice is hereby given that the annual meeting (the "Annual Meeting") of the shareholders of Dynatec International, Inc. (the "Company") will be held at the Company's corporate offices located at 3820 Great Lakes Drive, Salt Lake City, Utah 84120, on _____________, ________________, 1999, at __:00 a.m.,
M.S.T. for the following purposes, which are discussed in the following pages and which are made part of this Notice:

           1. To elect four directors to serve as the Board of Directors until the next annual meeting of shareholders or until their successors are duly elected and qualified;

           2. To approve the Board of Directors' selection of KPMG LLP as the Company's independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1999;

           3. To approve a series of transactions pursuant to which the Company (i) has issued convertible debentures in the aggregate principal amount of $1,500,000 to five institutional investors, which debentures are convertible into shares of common stock, (ii) has issued warrants to purchase a total of 750,000 shares of common stock, (iii) has issued 20,000 shares of common stock in payment of certain fees to placement agents; and (iv) may issue up to $225,000 of common stock as payment of certain contract damages, the net effect of which transactions may be the issuance of more than 20% of the total number of shares of the Company's common stock, par value $.01 per share ("Common Stock"), issued and outstanding prior to the commencement of such transactions;

           4. To approve the adoption of the Company's 1999 Incentive Stock Option Plan under which certain employees, officers, directors and consultants may receive options to purchase shares of the Company's Common Stock, thereby attracting, retaining, and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders;

           5.        To authorize  the  amendment of the  Company's  Articles of
                     Incorporation to (i) create and authorize for future issuance a new class of capital stock of the Company, consisting of ten million (10,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"), and
                     (ii) vest in the Board of Directors of the Company the authority to establish by resolution of the Board of Directors, at or prior to the time of issuance, without further vote or action by the shareholders of the Company, distinct series of such Preferred Stock, and to fix by resolution the rights, preferences, privileges, and restrictions of each such series which the Board might designate; and

           6. To consider and act upon any other matters that properly may come before the Annual Meeting or any adjournment thereof.

           The Company's Board of Directors has fixed the close of business on Friday, ________, 1999, as the record date (the "Record Date") for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder as of the record date for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 3820 West Great Lakes Drive, Salt Lake City, Utah 84120, during the 10 business days prior to the Annual Meeting.

           You are requested to date, sign and return the enclosed proxy, which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the Annual Meeting.

                                       By Order of the Board of Directors,



                                       Frederick W. Volcansek, Sr.
                                       Chairman and Chief Executive Officer

Salt Lake City, Utah
______________, 1999

                               Dynatec International, Inc.
                               3820 West Great Lakes Drive
                              Salt Lake City, Utah  84120


             --------------------------------------------------------------


                                     PROXY STATEMENT

             --------------------------------------------------------------


                             ANNUAL MEETING OF SHAREHOLDERS

           The enclosed proxy is solicited by the Board of Directors of Dynatec International, Inc. ("Dynatec" or the "Company") for use in voting at the annual meeting of shareholders (the "Annual Meeting") to be held at 3820 Great Lakes Drive, Salt Lake City, Utah 84120, on ____________, _____________, 1999, at
___:00 a.m., M.S.T., and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy. If a signed proxy is returned but no specific instructions are given, the shares will be voted:

           1. FOR the election of the slate of Directors set forth in this Proxy;

           2. FOR approval of the Board of Directors' selection of KPMG LLP as the Company's independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1999;

           3. To approve a series of transactions pursuant to which the Company (i) has issued convertible debentures in the aggregate principal amount of $1,500,000 to five institutional investors, which debentures are convertible into shares of common stock, (ii) has issued warrants to purchase a total of 750,000 shares of common stock, (iii) has issued 20,000 shares of common stock in payment of certain fees to placement agents; and (iv) may issue up to $225,000 of common stock as payment of certain contract damages, the net effect of which transactions may be the issuance of more than 20% of the total number of shares of the Company's common stock, par value $.01 per share ("Common Stock"), issued and outstanding prior to the commencement of such transactions;

           4. FOR approval of the adoption of the 1999 Incentive Stock Option Plan ; and

           5. FOR the amendment of the Company's Articles of Incorporation to create and authorize for future issuance a new class of capital stock of the Company, consisting of ten million (10,000,000) shares of Preferred Stock, par value $.01 per share, and (ii) vest in the Board of Directors of the Company the authority to establish by resolution of the Board of Directors, at or prior to the time of issuance, without further vote or action by the shareholders of the Company, distinct series of such Preferred Stock, and to fix by resolution the rights, preferences, privileges, and restrictions of each such series which the Board might designate.

A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company prior to the Annual Meeting or by giving a later dated proxy.

           The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. Each share of Common Stock represented at the Annual Meeting in person or by proxy will be counted for purposes of determining whether a quorum is present. In deciding all matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock then registered in such holder's name. Abstentions and broker non-votes will count for purposes of establishing a quorum; their effect on the specific proposals included in this Proxy Statement is discussed separately below. Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (the Company anticipates that the inspectors will be employees, attorneys or agents of the Company).

           Under Utah law and the Company's Articles of Incorporation and Bylaws, each of the Company's directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors. Under Utah law, approval of proposals 2, 3, 4 and 5 requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon. Additionally, the Rules of the Nasdaq Stock Market, which apply to the Company for so long as the Common Stock is quoted on the Nasdaq SmallCap Market, require approval of Proposal No. 3 by a majority of the votes actually cast on the proposal in person or by proxy. Abstentions on proposals 2, 3, 4 and 5 may be specified and will be counted for purposes of determining the number of shares present or represented and entitled to vote thereon. As a result, abstentions will have the same effect as votes against these proposals. Broker non-votes will not be counted as votes cast or entitled to be cast on the proposal and therefore will have no effect on the result of the vote.

           The close of business on __________, 1999, has been fixed as the Record Date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Each share shall be entitled to one vote on all matters. As of the Record Date there were ______________ shares of Common Stock outstanding and entitled to vote. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

           This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about ___________, 1999.

     --------------------------------------------------------------


                                 PROPOSAL NO. 1

TO ELECT FOUR DIRECTORS TO SERVE AS THE BOARD OF DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR UNTIL SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

           The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no less than three. Presently the Company's Board of Directors consists of four members, all of whom are nominees for election at the Annual Meeting. Each director elected at the Annual meeting will hold office until his successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. A plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless marked otherwise, proxies received will be voted for the election of each of the nominees named below. If any such person is unable or unwilling to serve as a director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies will be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director. The nominees for consideration at the Annual Meeting are as follows:

           o         Frederick W. Volcansek, Sr.
           o         John P. Schmitz
           o         Wayne L. Berman
           o         Reed Newbold

                         The  Board  of  Directors  recommends  a vote  FOR each
nominee to the Board of Directors.

           The following table sets forth certain information regarding the executive officers and directors of Dynatec as of December 5, 1999.

Name                                                Age                            Title

Frederick W. Volcansek, Sr.                         53                             Chairman of the Board of Directors and
                                                                                   Chief Executive Officer
Lloyd M. Taggart                                    55                             Senior Vice President Sales
Michael L. Whaley                                   43                             Senior Vice President, Chief Financial Officer
Reed Newbold                                        52                             Director
John P. Schmitz                                     44                             Director
Wayne L. Berman                                     42                             Director


           Frederick W. Volcansek Sr. was employed by the Company's Board of Directors as the Company's Chief Executive Officer on February 6, 1999. On that same day he was appointed Chairman of the Company's Board of Directors. Prior to that time, Mr. Volcansek served as an outside director of the Company from 1988 to February 6, 1999. Before accepting full-time employment as the Chief Executive Officer of the Company, from June 1996 to February 1999 Mr. Volcansek was the Vice President of Development for TM Global Power, LLC and the President of Mosbacher Power do Brasil Ltda. in Houston, Texas. Mr. Volcansek also has several years' experience in international market development and as a political consultant for several large multi-national corporations, including US West, Enron and Ogden Corp. Mr. Volcansek served as Deputy Under Secretary of the U.S. Department of Commerce (International Trade Administration) from June to October 1992. Prior to that appointment, Mr. Volcansek served as Deputy Assistant Secretary of Commerce for Trade and Development from June 1990. Mr. Volcansek received a B.S. degree in 1967 from Texas Tech University.

           Lloyd M. Taggart joined the Company in April 1999. Prior to joining the Company, from 1994 to 1999, Mr. Taggart was the President and CEO of Sweet Water Ranch, Inc., a manufacturer of custom, handmade reproductions of the legendary western style Molesworth furniture. Mr. Taggart expanded distribution of that company's products from twenty-three states to all fifty states and eight foreign countries. After service in the United States Navy, in 1972, Mr. Taggart joined the Clorox Company's brand management team in Oakland,
California.  He also served for three terms as a  Commissioner  of the  Colorado
River Commission, a board that controls and markets $25,000,000 of hydro electrical power generated by the Hoover Dam and 5,000,000,000 GPM of water allocated to Nevada from the Colorado River. Mr. Taggart received a B.S. degree from Brigham Young University in 1969.

           Michael L. Whaley joined the Company as Senior Vice President and Chief Financial Officer on October 29, 1999. Prior to joining the Company, Mr. Whaley worked for a year as an Engagement Manager for Prism Consulting International of Bethesda, Maryland, a strategy and operations consulting firm. Before that, he worked as the Director of Westinghouse Electric Corporation's Government Privatization Activities Division from February 1997 though August 1998, and as the Chief Financial Officer of Westinghouse's Commercial Nuclear Fuel Division from January 1993 through February 1997. Mr. Whaley received his B.S. degree in accounting from Norfolk State University in Norfolk, Virginia, and received a Certificate of Completion of the Harvard Business School Program for Management Development.

           John P. Schmitz was appointed to the Company's Board of Directors on September 16, 1999. Since 1993, he has been a partner at the Washington, D.C. office of the law firm of Mayer, Brown & Platt where his practice specializes in the areas of energy and environment, government and international. From 1989 to 1993 he was Deputy Counsel to President George Bush, and from 1985 to 1989 was Deputy Counsel to Vice President George Bush. From 1984 to

1985, he was an attorney at the firm of Wilmer, Cutler & Pickering, Washington, D.C. In 1984 he was employed at the Robert Bosch Foundation Fellowship, Office of Bundestag Member Matthias Wissmann, Bonn, and Office of General Counsel, Robert Bosch, GmbH, Stuttgart, Germany. From 1983 to 1984 he was law clerk to The Honorable Antonin Scalia, U.S. Court of Appeals for the District of Columbia, Washington, D.C. Mr. Schmitz received his J.D. from the Stanford Law School in 1981, his M.S. from the California Institute of Technology in 1978, and his B.A. from Georgetown University in 1976. His recent professional activities include, among other activities, the Carnegie Endowment for International Peace, Study Group on American-European Community Relations, 1993 to date; the International Republican Institute, Rule of Law Advisory Board, 1993 to date; U.S. Representative, Joint U.S.-Panama Commission on the Environment, 1993-1994; Member, U.S. Delegation, United Nations Conference on Environment and Development (UNCED), Rio de Janeiro, June 1992. He is admitted to the bars of Pennsylvania and the District of Columbia.

           Wayne L. Berman was appointed to the Company's Board of Directors on March 5, 1999. Mr. Berman presently is Managing Director of Park Strategies,
L.L.C., an international business consultancy he founded in 1999. In that capacity, he advises companies including Lockheed Martin, American International Group, US West, BMW Corporation, AON Corporation and Philip Morris on matters relating to new business opportunities, international financing strategies and strategic relationships. Mr. Berman also is currently a Fellow at the Center for Strategic and International Studies and was recently appointed to the Library of Congress' Board of Trustees. From 1993 to 1999, Mr. Berman was Managing Director of Berman Enterprises, an international consultancy. Prior to that, Mr. Berman was Managing Partner of American Mercantile Group, a private merchant bank, in which capacity he developed and managed a $100 million merchant banking fund specializing in middle-market American companies with underdeveloped exports. In January 1989, President George Bush appointed Mr. Berman Assistant Secretary of Commerce for Policy, a position he occupied until January 1991. He has held numerous other political positions, including Vice Presidential Campaign Director for Dole-Kemp (1996), member of the Budget and Policy Priorities Committee of the Pataki transition team (1994), Deputy Director and Executive Producer, 1992 Republican National Convention, Senior Staff and Director of Congressional Relations, Bush Campaign (1988), and Deputy Director of the Reagan-Bush Transition Team (1981). Mr. Berman received his Bachelor of Arts at the University of Buffalo and attended graduate school at Georgetown University.

           Reed Newbold has been an outside Director of the Company since 1988. Mr. Newbold is the founder of Newbold Financial, a financial planning and mortgage brokerage services company. He also served as Vice President of Tracy Collins Bank & Trust.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth, as of December 8, 1999, the number of shares of Common Stock of the Company beneficially owned by all persons known to be holders of more than five percent of the Company's Common Stock and by the executive officers and directors of the Company individually and as a group. Unless indicated otherwise, the address of the shareholder is the Company's principal executive offices, 3820 West Great Lakes Drive, Salt Lake City, Utah 84120.

              Name, Title, and Address of                             Common Stock                         Percent of Class as of
                    Beneficial Owner                               Beneficially Owned                        September 30, 1999

Austost Anstalt Schaan (1)                                             1,155,555 (2)                                23.5%
5% Beneficial Owner
733 Fuerstentum Liechtenstein
Landstrasse 163


Balmore Funds, S.A. (1)                                                1,155,555 (2)                                23.5%
5% Beneficial Owner
Trident Chambers
P.O. Box 146
Roadstown, Tortula BVI

Touchstone Transport Services                                            457,660                                    12.2%
5% Beneficial Owner
c/o Oxford International Management, Inc.
Suite 1402, 14th Floor
PDCP Bank Centre, 8737 Paseo De Roxas
Cor. Makati Avenue, Makati City
Philippines

Wilford A. Cardon                                                        520,831 (3)                                13.7%
5% Beneficial Owner
1819 East Southern Avenue, Suite B-10
Mesa, Arizona 85204-5219

Frederick W. Volcansek, Sr.,                                             104,225 (4)                                 2.7%
Chairman and Chief Executive Officer

Lloyd M. "Tag" Taggart                                                    62,500 (5)                                 1.6%
Senior Vice President Sales

Michael L. Whaley                                                         50,000 (6)                                 1.3%
Senior Vice President and Chief Financial
Officer

Reed Newbold                                                              45,925 (7)                                 1.1%
Director

Wayne L. Berman                                                           15,625 (5)                                    *
Director

John P. Schmitz                                                           12,500 (6)                                    *
Director

Directors and Officers as a group                                        290,775                                     7.2%
-------------------------

           *         Less than one percent.

           (1) Represents estimate of shares issuable upon conversion of total of $531,000 principal amount of the Company's convertible debentures held of record by the named shareholder as of November 30, 1999. Solely for purposes of estimating the number of shares of common stock that would be issuable to and therefore beneficially owned by such person as set forth in the table above, the Company has assumed that such person has converted all of the convertible debentures issued to it as of November 30, 1999, on which date the conversion price of the convertible debentures would have been $0.75. The actual conversion price and payment price and the number of shares of common stock issuable upon such conversion or payment of liquidated damages could differ substantially. The information set forth in the table, above, is based on the Company's estimation based on hypothetical conversions and is not determinative of any person's beneficial ownership of the Company's common stock pursuant to Rule 13d-3 or any other provision under the Securities Exchange Act of 1934, as amended.

           (2) Includes: (a) 708,000 shares issuable upon the hypothetical conversion as of November 30, 1999, of presently issued convertible debentures in the aggregate principal amount of $531,000; (b) 131,452 shares issuable as payment in stock of $98,589 of accrued interest on $531,500 principal amount of Convertible Debentures, assuming a hypothetical conversion on August 31, 1999; (c) 62,500 shares issuable on exercise of presently issued A Warrants; (d) 62,500 shares issuable on exercise of presently issued B Warrants;
                     (e) 99,640 shares issued prior to the date hereof upon conversion of $94,000 principal amount of Convertible Debentures and interest accrued thereon; and (f) 91,463 potentially issuable shares.

           (3) Includes 158,831 shares and 162,000 shares owned respectively by two entities affiliated with Mr. Cardon, and presently exercisable options to purchase 200,000 shares owned by another entity as to which Mr. Cardon exercises voting control.

           (4) Includes 10,000 shares issuable on exercise of options having an exercise price of $2.00 per share; 15,000 shares issuable on exercise of options having an exercise price of $2.50; 103,125 shares issuable on exercise of options having an exercise price of $1.625 per share; and 1,100 shares.

           (5) All shares issuable on exercise of options having an exercise price of $1.625 per share.

           (6) All shares issuable on exercise of options having an exercise price of $1.03 per share.

           (7) Includes 10,000 shares issuable on exercise of options having an exercise price of $2.00 per share; 15,000 shares issuable on exercise of options having an exercise price of $2.50, 15,625 shares issuable on exercise of options having an exercise price of $1.625 per share; and 5,300 shares.

           During 1996 and 1997, the Board of Directors authorized grants of non-qualified stock options which are tied to the profitability of the Company and based upon minimum years of employment. Options to purchase a total of 840,000 shares at an exercise price of $2.00 per share were granted on December 30, 1996, and 800,000 additional non-qualified stock options with similar terms were granted on January 2, 1997. To vest, the holder-employee must continue his employment with the Company through the year 2001, and the Company must be profitable three out of four years commencing January 1, 1998.

           In 1996, the Company granted 537,500 non-qualified stock options to Muito Bem Ltd., an entity owned by Donald M. Wood, the Company's former Chairman and Chief Executive Officer, at an exercise price of $2.50 per share in consideration of all knowledge, trade secrets and a continuing non-compete agreement, regarding the telephone headset product line, as well as personal real estate pledged as collateral on Company debts by Mr. Wood. In addition, WAC Research, Inc., an entity affiliated with Mr. Wood, was granted 200,000 options having terms identical to the Muito Bem options. These options are not exercisable until December 30, 2000. Subsequent to the issuance of these options, the strike price was adjusted from $2.00 to $2.50 per share to reflect the market value on the date of grant. In January 1999, upon his resignation from the Company, Mr. Wood agreed to the cancellation of all of the Muito Bem options and a total of 900,000 non-qualified Common Stock purchase options granted to him on December 31, 1996 and January 2, 1997.

Board Compensation

           From March 1, 1999 until June 30, 1999, members of the Company's Board of Directors, other than officers of the Company, were compensated $2,000 per month for their services rendered. Until March 1, 1999, board members were compensated in the amount of $10,000 annually. In June 1999, the Company issued stock options to the non-employee members of the Board of Directors, which option grants replace future cash compensation. As of July 1, 1999, Employee directors are not compensated for their services on the Board of Directors, although until July 1, 1999 they received compensation according to the historical rate of $10,000 per annum.

Board of Directors Committees

           Two functioning committees of the Company's Board of Directors have been organized including (i) Compensation Committee and (ii) Audit Committee. Following is a brief description of each of these committees.

           Compensation Committee. The Compensation Committee is composed of Messrs. Berman (Chairman), Newbold and Volcansek. The purpose of this committee is to ensure that the Company has a broad plan of executive compensation that is competitive and motivating to the degree that it will attract, hold and inspire performance of managerial and other key personnel of a quality and nature that will enhance the growth and profitability of the Company.

           Audit Committee. The Audit Committee is comprised of Messrs. Newbold (Chairman), Berman and Volcansek. The purpose of the Audit Committee is to provide oversight and review of the Company's accounting and financial reporting process in consultation with the Company's independent auditors.

Indemnification and Compensation

           The Company's Bylaws authorize the Company to indemnify its present and former directors and officers and to pay or reimburse expenses for such individuals in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such individuals to repay such amounts if so required.

Executive Compensation

           The following table sets forth information with regard to compensation for services rendered in all capacities to the Company by the Chief Executive Officer, the four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the last completed fiscal year and two additional individuals for whom disclosure would have been provided, but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year. Information set forth in the table reflects compensation earned by such individuals for services with the Company or its subsidiaries.

                           Summary Compensation Table


                                                                                              Long Term Compensation
                                                                                ---------------------------------------------------
                                               Annual Compensation                       Awards                    Payouts
                                   ------------------------------------------------------------------------------------------------
                                                                                             Securities
                                                                    Other       Restricted   Underlying
                                                                    Annual         Stock      Options/      LTIP       All Other
Name and                               Salary      Bonus (2)     Compensation    Award(s)     SARs (3)     Payouts   Compensation
Principal Position           Year        ($)           ($)            ($)           ($)          (#)         ($)          ($)
------------------           ----  ------------------------------------------------------------------------------------------------
Donald M. Wood (4)           1998        $193,723       $1,624      $12,500          -            -           -            -
Chairman and CEO             1997         194,433        3,249       14,000          -         14,000         -            -
                             1996         194,640        1,421        8,000          -         10,000         -            -

F. Randy Jack (5)            1998         140,333        1,725       10,000          -            -           -            -
President and COO            1997         129,142        3,465       14,000          -         10,000         -            -
                             1996         142,440        1,522        8,000          -          9,000         -            -

Dale Gledhill (6)            1998         162,556          355           -           -            -           -            -
Vice President Sales         1997         143,029          541           -           -            -           -            -
                             1996         124,354          152           -           -            -           -            -
-----------------

(1) Total cash compensation shown above does not include the value of company leased or owned vehicles and insurance payments made on behalf of officers. Such items are included on the individual officers W-2's. The amounts shown as other annual compensation are directors fees received during the fiscal year.
(2)        Bonus compensation includes time in service bonus.
(3)        An incentive stock option plan was implemented in November 1996.
           Options were granted as approved by the Board of Directors on December 30, 1996 and again on January 2, 1997.
(4)        Resigned  from Company on January 14,  1999.
(5)        Resigned  from Company on March 17, 1999.
(6)        Not an Executive Officer; resigned from the Company in April 1999.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FY-END OPTION/SAR VALUES


                                                                             Number of Securities
                                                                            Underlying Unexercised      Value of Unexercised In-
                                                                            Options/SARS at FY-End       the-Money Options/SARS
                                                                                     (#)                      at FY-End($)
                                   Shares Acquired
                                          on            Value Realized           Exercisable/                 Exercisable/
Name                                   Exercise               ($)                Unexercisable                Unexercisable
----                                  ----------             -----              ---------------              --------------
Donald M. Wood (1)                         -                   -                  924,000 (2)                    $5,000/
Chairman and CEO                                                                                                 $250,000
F. Randy Jack (3)                          -                   -                    249,000                      $4,500/
President and COO                                                                                                $65,000
Dale Gledhill  (4)                         -                   -                    163,000                      $3,000/
Vice President Sales                                                                                             $20,000

(1) Resigned from Company on January 14, 1999.
(2) Excludes options to purchase 737,500 shares issued to two separate entities affiliated with Mr. Wood. The value of such excerisable, in-the-money options as of December 31, 1998, was $368,750. After December 31, 1998, Mr. Wood agreed to the cancellation of options to purchase 900,000 shares, which options were granted to him individually in 1996 an 1997, and options to purchase 537,500 shares of common stock that were issued to an entity affiliated with him in 1996.
(3) Resigned from Company on March 17, 1999.
(4) Not an Executive Officer, resigned from the Company in April 1999.


Employment Agreements

      Mr. Wood and Mr. Jack had employment contracts with the Company that were terminated upon their respective resignations. In both cases, their employment contracts were terminated upon their respective resignations. Additionally, Mr. Volcansek, the Company's Chief Executive Officer as of February 5, 1999, and Mr. Boyer, the Company's Chief Financial Officer as of October 19, 1998, each have employment contracts with the Company.

      Mr. Volcansek, Lloyd M. Taggart, the Company's Senior Vice President Sales, and Michael L. Whaley, the Company's Senior Vice President and Chief Financial Officer, each have employment agreements that provide for a period of employment of four years from the date of the agreements, subject to termination and extension provisions. The agreements permit each of them to participate in any incentive compensation plan adopted by the Company and benefit and equity-based plans or arrangements. If the Company terminates either of Mr. Volcansek's, Mr. Taggart's, or Mr. Whaley's employment for cause, or if either of them terminates their employment without good reason, the Company has no further obligation to pay them under their respective agreements. If the Company terminates either of them without cause, the terminated executive may receive severance pay equal to two years of his then current annual salary. In the event of a merger, acquisition, dissolution or transfer of substantially all of the Company's assets, the employment agreements must then be honored by the surviving entity or it must purchase the agreements for a sum equal to three (3) years' base salary. The employment agreements prohibit each of Messrs. Volcansek, Taggart, and Whaley for two years from the date of termination of their respective employment under the agreements, from becoming an employee, owner (except for investments in up to 5% of the equity securities of a company listed or traded on a national securities exchange or the NASDAQ Stock Market), officer, agent or director of a firm or person that competes with the Company in the consumer products industry. The employment agreements have customary provisions for vacation, fringe benefits, payment of expenses and automobile allowances. Mr. Volcansek's base salary is $205,000, Mr. Taggart's base salary is $168,000, and Mr. Whaley's base salary is $145,000.

Stock Plans

      In November 1996, the Company's shareholders approved an Incentive Stock Option Plan (the "1996 Plan") for the benefit of the officers and employees of the Company. No formal criteria for grants under the 1996 Plan were established, except that the 1996 Plan authorizes grants of no more than 300,000 shares of Common Stock. The 1996 Plan provides that options will be granted under that plan at exercise prices equal to the market value as of the date the option is granted. On January 2, 1997 and December 30, 1996, the Board of Directors approved the issuance of 105,000 and 95,000 qualified incentive stock options pursuant to the 1996 Plan.

      Proposal Number 4 in this Proxy Statement concerns the proposal by the Board of Directors for the shareholders of the Company to adopt a new stock option plan. Shareholders should also read the description of the proposed stock option plan under "PROPOSAL NO. 4" below.

Compliance with Section 16(a) of the Exchange Act

      During the year ended December 31, 1998, as far as the Company is aware, all officers and directors prepared and timely filed all Forms 3, 4 and 5 required by Section 16(a) of the Exchange Act, except that a Form 3 for Mr. Boyer inadvertently was not timely filed. This oversight was corrected. Mr. Boyer has had no transactions in the Company's common stock.

Certain Relationships and Related Transactions

      Softalk, Inc., one of the Company's subsidiaries, holds licensing rights for the patent and trademark rights associated with the Company's Softalk product line pursuant to a royalty agreement with WAC Research Inc., a Utah corporation ("WAC"). Donald M. Wood, a shareholder who, until January 14, 1999, was the Company's Chairman and Chief Executive Officer, owns a one-half equity interest in WAC. WAC obtained the patent and trademark rights for the Softalk products in August 1986, when WAC purchased them from the inventor of Softalk and related products in a private transaction. The purchase price for such patent and trademark rights was $1 to 2 million, which was paid to Practical Innovations, Inc. in a combination of Dynatec common stock and cash. Under the terms of the agreement, Dynatec was obligated to pay a 10% royalty on all Softalk sales. At that time, WAC and the Board of Directors of the Company determined that the 10% royalty was onerous and non-sustainable. Therefore, WAC agreed to lower the royalty to 5%. In addition, under the royalty arrangement between WAC and Dynatec, the payment of royalties for the fourth quarter of each year is contingent upon the Company obtaining a specified level of earnings for each calendar year. During the years ended December 31, 1998 and 1997, the Company paid WAC $172,669 and $120,312, respectively, in royalties. The Company believes that the terms of these transactions are as favorable as they would be if they were between Dynatec and an unrelated third party.

      During 1995, the Company sold all rights and interest in various discontinued products to WAC for $193,000 in the form of a demand note bearing 8% interest. As part of the transaction, inventory and molds were also sold at cost to WAC. In June 1997, the Company received 18,000 shares of its common stock from WAC as payment in full of all outstanding balances. Such shares were valued at the market price of $10.00 per share, which represented the current market value of the stock. The common stock was issued to WAC to pay $154,000 on the note, including accrued interest, and $26,000 of other WAC obligations to Dynatec. The Company believes that the terms of these transactions are as favorable as they would be if they were between Dynatec and an unrelated third party.

      In September 1998 WAC advanced $98,403 to the Company as reimbursement to the Company of Mr. Wood's salary for the first six months of 1998. The Company subsequently determined that this amount was a payable to WAC, and at December 31, 1998 recognized the obligation on its consolidated balance sheet. In February 1999, the Company repaid this amount to WAC. The Company believes that the terms of these transactions are as favorable as they would be if they were between Dynatec and an unrelated third party.

      Donald M. Wood, who served as the Company's Chief Executive Officer during the entirety of 1998 and until January 14, 1999, owned a residential rental property in Park City, Utah during all of 1997 and until August 1998. The Company leased this property from him to use for Dynatec-related travel, promotional work, lodging, and entertainment for customers, suppliers, and employees. The monthly rental payment for this property was $7,000. The Company paid total rents of $56,000 and $84,000 for the years ending December 31, 1998 and 1997, respectively. This cost also covered operating and maintenance costs, and general care of the property. In August 1998, this property was sold by Mr. Wood. As a result, the Company is no longer obligated to pay rental fees. The Company believes that the terms of these transactions are as favorable as they would be if they were between Dynatec and an unrelated third party.

      In July 1998, the Company's Board of Directors commenced an internal investigation into the facts and circumstances of a number of transactions between the Company and its former Chairman and Chief Executive Officer as well as several general corporate and management concerns brought to the attention of the Company's independent directors. The Company engaged an unrelated third party to conduct the investigation, which terminated in January 1999. Thereafter, the Company's former Chairman and CEO resigned and retired from the Company. The Company does not anticipate taking further action, legal or otherwise, with respect to the matters and individuals investigated, although the Company, through its new management, has identified several areas in which new corporate governance policies have been adopted or old policies changed. In connection with the ongoing investigation, several of the Company's directors engaged independent legal counsel. An aggregate of $230,000 of such legal fees were reimbursed by the Company pursuant to action by the Company's Board of Directors at the commencement of the investigation.

      During 1997 the Board of Directors authorized grants of various options under both non-qualified and incentive stock options plans. These options are described in detail in Note 14 to the accompanying financial statements for the years ended December 31, 1998 and 1997. The non-qualified plans included 537,500 options granted to Muito Bem Ltd., an entity controlled by a shareholder and former CEO of the Company, at an exercise price of $2.50 per share. The shareholder and former executive officer of the Company who owns Muito Bem agreed in 1999 to cancel all stock options issued to Muito Bem. Additionally, in 1997, 200,000 options were granted to WAC, at an exercise price of $2.50 per share in consideration for certain royalty reductions and abatements. The Company believes that the terms of these transactions are as favorable as they would be if they were between Dynatec and an unrelated third party.

      In May 1989, the Company engaged Alpha Tech Stock Transfer Company ("Alpha Tech") as the Company's stock transfer agent. Alpha Tech served in that capacity until January 13, 1999, when the Company notified Alpha Tech of the Company's termination of Alpha Tech's agency and instructed Alpha Tech to transfer the Company's records to American Stock Transfer & Trust Company, New York, New York. James W. Farrell, the principal of Alpha Tech, is the brother-in-law of Donald M. Wood, the Company's Chairman and Chief Executive Officer until his resignation from the Company effective January 14, 1999. During the years ended December 31, 1998 and 1997, the Company paid Alpha Tech a total of $1,530 and $16,679, respectively, in fees for services rendered. The Company believes that the fees paid to Alpha Tech during these periods were roughly comparable to the fees it would have paid to a similar local transfer agent for similar services. The Company believes that the terms of these transactions are as favorable as they would be if they were between Dynatec and an unrelated third party.

                                PROPOSAL NO. 2

TO APPROVE THE BOARD OF DIRECTORS' SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY AND ITS SUBSIDIARIES FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

      The Board of Directors of the Company has selected KPMG LLP as the independent public accountants for the Company to audit its consolidated financial statements for the fiscal year ending December 31, 1999. KPMG LLP also served as the Company's independent public accountants for the fiscal year ended December 31, 1998.

      At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of KPMG LLP as the Company's independent public accountants. The vote of a majority of the shares cast at the Annual Meeting will ratify this selection.

      Representatives of KPMG LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire, and they will be available to respond to appropriate questions from shareholders.

            The Board of Directors recommends a vote FOR ratification of the selection of independent public accountants.

                                  PROPOSAL NO. 3

TO APPROVE A SERIES OF TRANSACTIONS PURSUANT TO WHICH THE COMPANY (I) HAS ISSUED CONVERTIBLE DEBENTURES IN THE AGGREGATE PRINCIPAL AMOUNT OF $1,500,000 TO FIVE INSTITUTIONAL INVESTORS, WHICH DEBENTURES ARE CONVERTIBLE INTO SHARES OF COMMON STOCK, (II) HAS ISSUED WARRANTS TO PURCHASE A TOTAL OF 750,000 SHARES OF COMMON STOCK, (III) HAS ISSUED 20,000 SHARES OF COMMON STOCK IN PAYMENT OF CERTAIN FEES TO PLACEMENT AGENTS; AND (IV) MAY ISSUE UP TO $225,000 OF COMMON STOCK AS PAYMENT OF CERTAIN CONTRACT DAMAGES, THE NET EFFECT OF WHICH TRANSACTIONS MAY BE THE ISSUANCE OF MORE THAN 20% OF THE TOTAL NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK, ISSUED AND OUTSTANDING PRIOR TO THE COMMENCEMENT OF SUCH TRANSACTIONS.

      Introduction

      On May 21, 1998, the Company entered into a Convertible Debenture and Private Equity Line of Credit Agreement ("Credit Agreement") with five accredited investors (the "Investors"), none of which had previously been affiliated with or a shareholder of the Company. Pursuant to the Credit Agreement, the Investors purchased convertible debentures (the "Debentures") in the aggregate face amount of $1,500,000. The Debentures accrue interest on the principal amount of the Debentures at a rate of twelve percent (12%) per annum until a registration statement registering the shares underlying the Debentures (the "Registration Statement") is declared effective, at which time the interest rate will be reduced to six percent (6%) per annum. The principal amount of the Debentures and any interest accrued on the Debentures is convertible into shares of Common Stock according to a conversion formula under which the principal amount being converted, plus the amount of the accrued interest, is divided by the lesser of: (i) 75% of the average of the three lowest closing bid prices of the Common Stock as quoted on the Nasdaq Small Cap Market during the 22 trading-day period immediately preceding the conversion date, and (ii) $6.50. As of the date hereof, a total of $207,500 principal amount of Convertible Debentures, together with accrued principal thereon have been converted into a total of 182,746 shares of Common Stock.

      The  Credit  Agreement   further  required  the  Company  to  purchase  an
additional $500,000 principal amount of Debentures immediately after the date of effectiveness of the Registration Statement (the "Additional Debentures").

      In addition to the sale of the Debentures, in connection with the Credit Agreement, the Company also obtained the right to use a "put" mechanism to draw down up to $10,000,000 of additional equity capital under an equity line of credit (the "Equity Line of Credit"). Under the Credit Agreement, the Company was obligated to exercise this put mechanism with respect to a minimum of $1,000,000 of the Equity Line of Credit at some time during the two year period following the effective date of the Registration Statement. All amounts drawn under the Equity Line of Credit were to be drawn in increments of not less than $50,000. In return for the payment by the Investors of additional capital upon such put exercises, the Company was required to issue shares (the "Equity Line Shares") of its Common Stock at a per share purchase price equal to 80% of the average of the three lowest closing bid prices of the Common Stock during a six day valuation period commencing three days before the put date and ending two days after the put date. The put mechanism could not be used, and the Company had no obligation to exercise any portion of the put mechanism, until after the effective date of the Registration Statement.

      In connection with the Credit Agreement, the Company issued warrants to purchase shares of the Company's Common Stock to the Investors and to the placement agent and its assignees who arranged the private placement (the "Placement Agent"). These warrants have a three year term from the issue date and were issued as Series A (the "Series A Warrants") and Series B (the "Series B Warrants") as follows:

                                              Placement           Exercise
                            Investors          Agent               Price
                         ---------------  ----------------     ---------------
Series A Warrants           150,000              150,000            $6.50
Series B Warrants           150,000              300,000            $7.15

      Additionally, upon the purchase and sale of the Additional Debentures, the Company was obligated to issue 50,000 additional Series A Warrants to the Placement Agent and 50,000 additional Series A Warrants to the Investors.

      As additional consideration to the Placement Agent, the Company agreed to and did issue at the closing of the Debentures in May 1998 a total of 20,000 shares of restricted common stock. Additionally, the Company agreed to issue up to 60,000 additional shares of common stock to the Placement Agent if, when and as the Company exercised the put mechanism described above in connection with the Equity Line of Credit, at the rate of 6,000 shares for each $1,000,000 of put exercises. The additional 60,000 shares of Common Stock were issued in May 1998 and presently are held in escrow.

      Under the Credit Agreement, and because the Registration Statement was not declared effective on or before August 22, 1998, the Company became obligated to pay liquidated damages to the Investors. Between September 23, 1998 and February 23, 1999, the Company paid a total of $210,000 in such liquidated damages to the Investors. As of March 1999, and continuing thereafter until such time as the Registration Statement is declared effective, the Company was obligated to pay liquidated damages in the amount of $45,000 per month.

      On June 25, 1999, the Company entered into a Modification Agreement with the Investors, under which the Investors and the Company agreed to cancel and terminate all parties' rights and obligations with respect to the Line of Credit and the additional $500,000 principal amount of Convertible Debentures issuable upon the effectiveness of the registration statement of which this Prospectus is part. The Modification Agreement also modified the Company's obligations with respect to liquidated damages payable under the Credit Agreement in the current monthly amount of $45,000, which damages will be accrued for the months of April, May and June 1999 and was abated for July, August and September

1999, provided that the registration statement was effective on or before October 31, 1999.

         Although the Company filed an amendment to the registration statement on July 2, 1999, the registration statement was not effective by the October 31, 1999 deadline set forth in the Modification Agreement. Moreover, because the Registration Statement was not declared effective by October 31Company's pending preliminary proxy statement is being reviewed by the Securities and Exchange Commission in tandem with the pending registration statement, the Company was not able to hold its annual meeting of shareholders by the October 31, 1999 deadline. On November 12, 1999, the Company is negotiating for an extension of the abatement period. If such negotiations are unsuccessful, the Company's obligation to payand the Investors executed an amendment to the Modification Agreement that substituted February 15, 2000 for the October 31, 1999 deadline originally in the Modification Agreement. Consequently, the accrual of liquidated damages could be reinstated in part or in full until the Registration Statement is declared effective. will be deferred from June 24, 1999 until February 15, 2000, provided that the registration statement becomes effective and shareholder approval of the transaction is obtained on or before that date. Liquidated damages from February 24, 1999 through June 23, 1999 have been accrued and continue to be payable by the Company as specified in the Modification Agreement. The November 12, 1999 agreement also amended the Convertible Debentures such that, even if the Convertible Debentures are still outstanding at their maturity date, May 22, 2001, the Convertible Debentures will not be automatically converted into common stock unless the holders so elect. In light of the Modification Agreement, the Company will not receive additional debt or equity financing under the Credit Agreement, except to the extent of payments for the exercise price of the Warrants.

      The Company filed the Registration Statement on Form SB-2 with the Securities and Exchange Commission as required by the Credit Agreement to register the shares of Common Stock underlying the Debentures, the Warrants, and the Equity Line of Credit, and, in June 1999 filed Amendment Nos. 1 and 2 to the Registration Statement. Amendment No. 2 covers the shares of Common Stock issuable only under the Debentures, the Warrants and the shares of Common Stock issued to the Placement Agent as fees and to be issued to the Investors as payment of liquidated damages. The Registration Statement is not effective as of the date of this Proxy Statement. There can be no assurance that the Registration Statement will ever be declared effective.

      Given the structure of the conversion formula applicable to the Debentures and the formula for determining the number of shares payable as liquidated damages, there effectively is no limitation on the number of shares of Common Stock issuable under the Credit Agreement, as modified. If the market price of the Common Stock decreases, the number of shares of Common Stock underlying the Debentures will increase.

      The following table identifies the total number of shares of common stock that would be issued assuming the hypothetical conversion, exercise or issuance of all of the Convertible Debentures, Warrants and the Damages Shares as of August 31, 1999, and the payment in shares of common stock for all interest accrued on the Convertible Debentures as of such date. For purposes of estimating the number of Damages Shares issuable Dynatec has assumed that the entire $225,000 of liquidated damages hypothetically has been accrued and has been converted into common stock as of August 31, 1999. Solely for purposes of this hypothetical conversion, the conversion price of the Convertible Debentures would have been $1.031, which constitutes 100% of the average of the closing bid prices of Dynatec's common stock during the five trading day period immediately preceding the hypothetical payment date. For purposes of the assumed hypothetical conversion of the Convertible Debentures, the conversion price is $0.7035. The table excludes the dilutive effect of conversions of $207,500 principal amount of Convertible Debentures and interest accrued thereon into a total of 182,746 shares of common stock prior to the date of this proxy statement.


                                          Debenture
                                         Principal or                  Shares of
                                          Interest/                   Common Stock                % of Common
                                          Number of                  Issuable Upon                Stock Owned
                                          Warrants /                  Conversion,                  By Holders
                                          Amount of                   Exercise or                    After
       Convertible Security              Damages                      Issuance                   Conversion
-------------------------------------  -------------------       ----------------------       --------------------

Convertible Debentures                     $1,239,500                  1,652,667                    30.6%

Convertible Debenture Interest            $   230,134                    306,845                     7.6%

A and B Warrants                          $   750,000                    750,000                    16.6%

Damages Shares                            $   225,000                    219,512                     5.5%
                                                                 ----------------------
                          Total                                        2,929,024                    43.8%
                                                                 ======================       ====================

      The following table describes the number of shares of common stock that would be issuable assuming all of the presently issued and outstanding Convertible Debentures were converted into common stock, along with any interest accrued thereon, and the Damages Shares were issued at the following assumed conversion or issuance prices. The table does not include any adjustment for differences between the formula for calculating the conversion price for the Convertible Debentures and interest thereon and for calculating the issue price for the Damages Shares:



                Shares Issuable upon Conversion or Issuance of
  -----------------------------------------------------------------------------

                                     $1,239,500                     $230,134
                                      Principal                     Accrued
      Hypothetical                    Amount of                   Interest on         $225,000
      Conversion/                    Convertible                  Convertible        Liquidated                     Total Common
     Exercise Price                  Debentures                    Debentures          Damages                     Stock Issuable
------------------------       -----------------------       ------------------   ---------------------       ---------------------
         $0.50                       2,479,000                      460,268             450,000                      3,389,268
         $0.75                       1,652,667                      306,845             300,000                      2,259,512
         $1.00                       1,239,500                      230,134             225,000                      1,694,634
         $1.25                         991,600                      184,107             180,000                      1,355,707
         $1.50                         826,333                      153,423             150,000                      1,129,756

           Given the structure of the conversion formulas applicable to the Convertible Debentures, interest accrued thereon and the Damages Shares, there effectively is no limitation on the number of shares of Dynatec common stock into which such convertible securities may be converted. If the market price of Dynatec common stock decreases, the number of shares of Dynatec common stock underlying the Convertible Debentures and the Damages Shares will increase.

           Under the terms and conditions of the Credit Agreement, as modified by the Modification Agreement, as of each conversion of the Convertible Debentures, the number of shares issuable upon such conversion by each Investor may not exceed the number of shares which, when aggregated with all other shares of Common Stock then owned by such Investor and which were acquired under this Agreement, would result in the Investor owning more than 9.99% of all of such Common Stock as would be outstanding on such closing date. This restriction does not prevent such holders from converting and selling some of their convertible security position and thereafter converting or exercising the rest or another significant portion of their holding. In this way, individual Investors could sell more than 9.999% of the outstanding Common Stock in a relatively short time frame while never beneficially owning more than 9.999% of the outstanding Common Stock at a time. For purposes of calculating the number of shares of Common Stock issuable assuming a full conversion of the total aggregate amount of the Debentures, the effect of such 9.999% limitation has been disregarded.

The number of shares issuable to each of the holders as described in the table below therefore may exceed the actual number of shares such holders may be entitled to beneficially own upon conversion of the Convertible Debentures, exercises of the Warrants and issuance of shares as payment of liquidated damages. The following information is not determinative of any person's beneficial ownership of Common Stock pursuant to Rule 13d-3 or any other provision under the Securities Exchange Act of 1934, as amended.

           Nasdaq SmallCap Market(TM) Shareholder Approval Requirement

           The Common Stock is quoted on the Nasdaq SmallCap Market.(TM) Because of that listing, the Company is contractually obligated to comply with applicable rules of the Nasdaq Stock Market. Nasdaq Stock Market Rule 4310(c)(25)(H) requires shareholder approval for the issuance of shares of common stock in a transaction or series of transactions involving, among other types of transactions, the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power obtained before the issuance for less than the greater of book or market value of the stock. As is described in the table above, the conversion of all or substantially of the total aggregate amount of the Convertible Debentures, together with the issuance of the shares of Common Stock issuable as liquidated damages and the exercise of all of the A and B Warrants could result in the issuance by the Company of more than 20% of the Common Stock outstanding before the Credit Agreement was executed.

           In recognition of this possibility and the requirements of the Nasdaq Stock Market, the Company agreed under the Credit Agreement to hold the Annual Meeting at which the Board of Directors would recommend that the shareholders approve the sale of the Debentures and the related transactions to the extent such transactions could result in the issuance of more than 20% of the Common Stock outstanding immediately prior to such series of transactions.

           The Company's Board of Directors now solicits your proxy to be voted to approve such transactions by approving this Proposal No. 3.

           Risk Factors

           In considering how to respond to the solicitation of your proxy for this Proposal No. 3, you should carefully consider the following risks:

           Holders of Dynatec Common Stock are subject to the risk of substantial dilution to their interests as a result of the conversion of the Convertible Debentures, the issuance of the Common Stock as payment for liquidated damages and exercise of the Warrants.

           Introduction

           The Convertible Debentures are convertible and the liquidated damages are payable at prices or according to formulas that are based on the market price of Common Stock at and around the time of conversion or issuance. Therefore, there effectively is no limitation on the number of shares of Common Stock into which the Convertible Debentures may be converted or that are issuable as payment of liquidated damages. If the market price of Common Stock decreases, the number of shares of Common Stock issuable upon conversion of the Convertible Debentures and the payment of liquidated damages will increase. If the investors were to acquire and hold all of the shares of Common Stock underlying the Convertible Debentures, the Warrants, the Placement Agent fees and liquidated damages, they collectively would own 38.4% of the common stock that would then be issued and outstanding, assuming a hypothetical conversion as of August 31, 1999. You should carefully consider the following specific risks.

           Overall Dilution to Market Price and Relative Voting Power of Previously Issued Common Stock

           The conversion of the Convertible Debentures, the issuance of the Common Stock as payment of liquidated damages and the exercise of the Warrants may result in substantial dilution to the equity interests of other holders of Common Stock. Specifically, the issuance of a significant amount of additional Common Stock resulting from those transactions would result in a decrease of the relative voting control of Common Stock issued and outstanding prior to the conversion of the Convertible Debentures, the issuance of the Common Stock as payment of liquidated damages and the exercise of the Warrants. Furthermore, public resales of Common Stock following the conversion of the Convertible Debentures, the issuance of the Common Stock in payment of liquidated damages and the exercise of the Warrants likely would depress the prevailing market price of the Common Stock. Even before actual conversions or issuances, the market "overhang" resulting from Dynatec's obligation to honor such conversions and issuances could depress the market price of the Common Stock.

           Increased Dilution with Decreases in Market Price of Common Stock

           The Convertible Debentures are convertible and Common Stock is issuable in payment of liquidated damages at a floating price that will be determined by reference to the prevailing market price of Common Stock at the time of conversion or issuance. As a result, the lower the market price of the Common Stock at and around the time of such conversions or issuances, the more Common Stock will be issuable. Any increase in the number of shares of Common Stock issued upon conversion or issuance as a result of decreases in the prevailing market price would compound the risks of dilution described in the preceding paragraph.

           Increased Potential for Short Sales

           Downward pressure on the market price of Common Stock that likely would result from any resales of Common Stock issued on conversion of the Convertible Debentures or issuance of Common Stock as payment of liquidated damages or exercise of the Warrants could encourage short sales of common stock by the Investors or others. Material amounts of such short selling could place further downward pressure on the market price of the Common Stock.

           Consequences of Shareholders' Refusal to Approve Transactions

           The Purchase Agreement provides that, if the Company's shareholders do not approve the transactions as outlined above at the Annual Meeting, the Company is liable for the "economic benefit" of the number of shares that would be issuable upon conversion in excess of 20% of the shares outstanding on May 22, 1998. "Economic benefit", for these purposes, is the number of shares of common stock issuable upon conversion of the convertible debentures in excess of 556,002, multiplied by the closing bid price of Dynatec's common stock on the tenth trading day after the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3
                      ----------------------------

                                PROPOSAL NO. 4

PROPOSED ADOPTION OF DYNATEC INTERNATIONAL, INC., 1999 STOCK OPTION AND INCENTIVE PLAN TO OFFER TO CERTAIN OF THE COMPANY'S OFFICERS, EMPLOYEES, DIRECTORS, AND CONSULTANTS OPTIONS TO ACQUIRE EQUITY INTERESTS IN THE COMPANY, THEREBY ATTRACTING, RETAINING, AND REWARDING SUCH PERSONS, AND STRENGTHENING THE MUTUALITY OF INTERESTS BETWEEN SUCH PERSONS AND THE COMPANY'S SHAREHOLDERS.

           The Company's Board of Directors has approved and recommended that the Company's shareholders adopt the Dynatec International, Inc. 1999 Stock
Option and Incentive Plan (the "1999 Plan"). The Company's Common Stock is quoted on the Nasdaq SmallCap Market. The rules of the Nasdaq Stock Market, as recently amended to apply to companies listed on the SmallCap Market, require that shareholder approval be obtained when a stock option or purchase plan is to be established or other arrangement made pursuant to which stock may be acquired by officers or directors. Moreover, the 1999 Plan authorizes the issuance of qualifying incentive stock options ("ISO") as that term is defined under Section 422 of the Internal Revenue Code of 1986, as amended. Applicable rules and regulations require that the plan under which ISOs are granted must be approved by the shareholders of the issuer company. In compliance with these policies and requirements, at the Annual Meeting, the Company's shareholders will be asked to approve the adoption of the 1999 Plan, and the Board of Directors is soliciting the enclosed proxy as to that decision. A brief description of the material provisions of the 1999 Plan follows.

           The 1999 Plan provides for the award of ISOs and Non-Statutory Stock Options ("NSOs") to key employees and the award of non-qualified stock options, stock appreciation rights, and other compensatory and incentive awards as specified in the 1999 Plan to directors, employees and certain nonemployees who have important relationships with the Company or its subsidiaries. The 1999 Plan was adopted by the Board of Directors effective as of May 1, 1999, which date is the effective date of the 1999 Plan. The principal provisions of the 1999 Plan are summarized below.

           Administration.

           The 1999 Plan is administered by a committee of three members of the Company's Board of Directors, at least two of whom are non-employee directors (the "1999 Plan Committee"). The 1999 Plan Committee may be the Compensation Committee of the Board. The 1999 Plan Committee will determine and designate the individuals and classes of individuals to whom awards under the 1999 Plan should be made and the amount, terms and conditions of the awards. The 1999 Plan Committee may adopt and amend rules relating to the administration of the 1999 Plan. The 1999 Plan Committee presently is comprised of Messrs. Wayne L. Berman, Reed Newbold and Frederick W. Volcansek, Sr. The 1999 Plan is intended to comply with and Sections 162(m) and 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereto.

           Eligibility.

           Awards under the 1999 Plan may be made to officers, directors or key employees of the Company and its subsidiaries, and to nonemployee agents, consultants, advisors, and other persons whom the 1999 Plan Committee believes have made or will make an important contribution to the Company or any subsidiary thereof, subject to Section 422 of the Code, which limits the grant of ISOs to executive officers and other senior managerial and professional employees.

           Shares Available.

           Subject to adjustment as provided in the 1999 Plan, a maximum of 640,000 shares of the Company's common stock will be reserved for issuance thereunder. If an option or stock appreciation right granted under the 1999 Plan expires or is terminated or canceled, the unissued shares subject to such option or stock appreciation right are again available under the 1999 Plan. In addition, if shares sold or awarded as a bonus under the 1999 Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased are again available under the 1999 Plan. In the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), all shares granted under the 1999 Plan will be restricted as to subsequent resales or transfer, pursuant to Rule 144 under the Act.

           Term.

           The 1999 Plan has no term and is unlimited in duration. In the event the 1999 Plan is terminated according to its terms, it shall remain in effect as long as any awards under the 1999 Plan are outstanding. Notwithstanding the foreoing, no ISO may be granted under the 1999 Plan on a date that is more than ten years from the date the 1999 Plan was adopted.

           Stock Option Grants (NSOs and ISOs).

           The 1999 Plan Committee may grant ISOs and NSOs under the 1999 Plan. With respect to each option grant, the 1999 Plan Committee will determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and the other terms and conditions of the option. Unless the Committee determines, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower option price, the option or exercise price per share of NSOs shall be 100% of the fair market value of a share of the Company's common stock on the date the NSOs are granted.

           ISOs are subject to special terms and conditions. The aggregate fair market value, on the date of the grant, of the common stock for which an ISO is exercisable for the first time by the optionee during any calendar year may not exceed $100,000. An ISO may not be granted to an employee who possesses more than 10% of the total voting power of the Company's stock unless the option price is at least 110% of the fair market value of the Common Stock subject to the option on the date it is granted, and the option is not exercisable for 5 years after the date of grant. No ISO may be exercisable after 10 years from the date of grant. The option price may not be less than 100% of the fair market value of the Common Stock covered by the option at the date of grant.

           In connection with the grant of NSOs or ISOs, the 1999 Plan authorizes the issuance of "Reload Options" which allow employees to receive options to purchase that number of shares that shall equal (i) the number of shares of common stock used to exercise underlying NSOs or ISOs, and (ii) if authorized by the 1999 Plan Committee, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of the underlying NSOs or ISOs.

           No shares may be issued pursuant to the exercise of an option until full payment therefor has been made. Upon the exercise of an option, the number of shares reserved for issuance under the 1999 Plan will be reduced by the number of shares issued upon exercise of the option.

           Stock Appreciation Rights.

           Stock  appreciation  rights  ("SARs")  may be granted  under the 1999
Plan: SARs are granted concurrently with or subsequent to stock options, and permit the option holder to be paid, in common stock, the excess of the fair market value of each share of common stock underlying the stock option at the date of exercise of the SARs and the fair market value of each share of common stock underlying the option at the grant date. The exercise of SARs shall be in lieu of the exercise of the stock option underlying the SARs, and upon such exercise a corresponding number of stock options shall be canceled. Alternate SARs are exercisable upon the same terms and conditions as are applicable to the options underlying them. Upon the exercise of an Alternate SAR, the number of shares reserved for issuance under the 1999 Plan will be reduced by the number of shares issued.

           Stock Awards.

           The 1999 Plan Committee may award shares of common stock under any one of three separate options under the 1999 Plan. "Stock Units" are rights to receive shares of common stock in the future. "Performance Shares" are rights to receive shares of common stock or Stock units that are contingent on the achievement of performance or other objectives during a specified period. "Restrict Stock" award entitled the recipient thereof to receive shares of common stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the participant or the achievement of performance or other objectives.

           The 1999 Plan Committee may determine the recipients of such stock awards, the number of shares to be awarded, the time of the award and, if applicable, the conditions or restrictions of such awards. No stock bonus awards have been granted under the 1999 Plan.

           Non-Assignability of 1999 Plan Awards

           No award under the 1999 Plan shall be assignable or transferable by the recipient thereof, except by will or the laws of descent or pursuant to a qualified domestic relations order as defined in the Code.

           Changes in Capital Structure.

           The 1999 Plan provides that if the outstanding common stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the 1999 Plan Committee in the number and kind of shares available for grants under the 1999 Plan. In addition, the 1999 Plan Committee will make appropriate adjustments in the number and kind of shares as to which outstanding options will be exercisable.

           Change in Control Transactions

           In the event of a "Change in Control," all awards under the 1999 Plan shall become fully exercisable. For purposes of the 1999 Plan, "Change in Control" means, and except as otherwise provided in the1999 Plan or the award agreement reflecting the applicable award, a sale of all or substantially all of the Company's assets, a change in the beneficial ownership of the Company's voting common stock or a change in the composition of the Board of the Company which occurs as follows: (i) any "Person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) is or becomes a beneficial owner, directly or indirectly, of Stock of the Company representing 25% or more of the total voting power of the Company's then outstanding Stock, which Person did not beneficially own at least 10% of the outstanding stock as of the effective date of the 1999 Plan; (ii) a tender offer (for which a filing has been made with the SEC which purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the Stock of the Company. In case of such a tender offer, the Change in Control will be deemed to have occurred upon the first to occur of (i) any time during the tender offer when the Person making the offer owns or has accepted for payment Stock of the Company with 25% or more of the total voting power of the Company's outstanding Stock or (ii) three business days before the offer is to terminate unless the offer is withdrawn first, if the Person making the offer could own, by the terms of the offer plus any shares owned by this Person, Stock with 50% or more of the total voting power of the Company's outstanding Stock when the offer terminates; or (iii) individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election.

           Tax Consequences.

           The following description addresses the federal income tax consequences of the 1999 Plan. Although the Company believes the following statements are correct based on existing provisions of the Code and legislative history and administrative and judicial interpretations thereof, no assurance can be given that changes will not occur which would modify such statements. Also, such statements are intended only to provide basic information. Each 1999 Plan participant should consult his or her own tax advisor concerning the tax consequences of participation in the 1999 Plan because individual financial and federal tax situations may vary, and state and local tax considerations may be significant.

           Certain options authorized to be granted under the 1999 Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset held for more than one year. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or the exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

           Certain options authorized to be granted under the 1999 Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. When the NSO is exercised, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

           An employee who receives stock in connection with the performance of services will generally realize income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and no election under Section 83(b) of the Code is filed within 30 days after the original transfer. The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold employment taxes on the amount of the income the employee recognizes. A participant who receives a cash bonus right under the 1999 Plan generally will recognize income equal to the amount of any cash bonus paid at the time of receipt of the bonus, and the Company generally will be entitled to a deduction equal to the income recognized by the participant.

           Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to any of its most highly compensated officers. Compensation received through the exercise of an option or SAR will not be subject to the $1 million limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. The currently applicable requirements are that the option or SAR be granted by a committee of at least two disinterested directors and that the exercise price of the option or the SAR be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes compensation received on exercise of options and SARs granted under the 1999 Plan in compliance with the above requirements will not be subject to the $1 million deduction limit.

           Amendments to 1999 Plan

           The Company's Board of Directors may at any time and from time to time terminate or modify or amend the 1999 Plan in any respect, including in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the 1999 Plan or to comply with stock exchange rules or requirements, provided that no amendment or termination may, absent the written consent to the change by the affected participated, adversely affect the rights of any participant under any award granted under the 1999 Plan as of such date.

           The following table summarizes the awards made by the Committee as of the date of this proxy statement:

                             NEW PLAN BENEFITS


                                                                                          1999 Plan
                                                            ---------------------------------------------------------------------
                        Name and Position                        NSOs Granted (1)                 Percentage of Total Granted
---------------------------------------------------------   --------------------------        -----------------------------------
Frederick W. Volcansek, Sr.                                                    125,000                      19.70%
Chairman and Chief Executive Officer
Paul A. Boyer (2)                                                              110,000                      17.30%
Senior Vice President and Chief Financial Officer
Lloyd M. Taggart                                                               100,000                      15.80%
Senior Vice President Sales
Michael L. Whaley                                                              100,000                      15.80%
Senior Vice President and Chief Financial Officer
Executive Group                                                                435,000                      68.60%
Non-Executive Director Group                                                    75,000                      11.80%
Non-Executive Officer Employee Group                                           124,500                      19.60%

           (1) All awards under the 1999 Plan to date were granted between June 8, 1999 and November 1, 1999, and have an exercise price which was 100% of the fair market value on the grant date. Accordingly, the awards had no dollar value as of the date of grant. A total of 634,500 NSOs have been granted as of the date hereof.

           (2) Mr. Boyer resigned from the Company effective October 8, 1999. Unless exercised on or before January 6, 2000, the options granted to him will expire.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4

                                PROPOSAL NO. 5

PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION (I) TO CREATE AND AUTHORIZE FOR FUTURE ISSUANCE A NEW CLASS OF CAPITAL STOCK OF THE COMPANY, CONSISTING OF TEN MILLION (10,000,000) SHARES OF PREFERRED STOCK, PAR VALUE $.01 PER SHARE, AND (II) TO VEST IN THE BOARD OF DIRECTORS OF THE COMPANY THE AUTHORITY TO ESTABLISH BY RESOLUTION OF THE DIRECTORS, AT OR PRIOR TO THE TIME OF ISSUANCE, WITHOUT FURTHER VOTE OR ACTION BY THE SHAREHOLDERS OF THE COMPANY, DISTINCT SERIES OF SUCH PREFERRED STOCK, AND TO FIX BY RESOLUTION THE RIGHTS, PREFERENCES, PRIVILEGES, AND RESTRICTIONS OF EACH SUCH SERIES WHICH THE BOARD MIGHT DESIGNATE.

           The Board of Directors has reviewed and recommend to the shareholders an amendment to the Company's Restated Articles of Incorporation (the "Amendment"), pursuant to which Article IV of the Articles of Incorporation would be amended to: (i) create and authorize for future issuance a new class of capital stock of the Company, consisting of ten million (10,000,000) shares of Preferred Stock, par value $.01 per share, and (ii) vest in the Board of Directors of the Company the authority to amend the Articles of Incorporation, at or prior to the time of issuance, without further vote or action by the shareholders of the Company, distinct series of such Preferred Stock, and to establish by such amendment the rights, preferences, privileges, and restrictions of each such series which the Board might designate. Such rights and preferences shall include, but not be limited to, dividend rates, whether dividends are cumulative or noncumulative, conversion rights, voting rights, terms of redemption, if any, redemption prices, liquidation preferences, anti-dilution rights, and similar matters. If the Board of Directors shall authorize the issuance of any series of Preferred Stock and amend the Articles of Incorporation to establish such series, such series may be granted the right to elect one or more of the Company's directors, and such series of Preferred Stock may be granted preemptive rights to acquire additional issues of such Preferred Stock or any other class of stock issued by the Company.

           The foregoing is only a summary of the Amendment and is not intended to be complete. Stockholders are urged to read carefully the provisions of the Amendment, the complete text of which is attached as Exhibit "A" to this proxy statement. The foregoing summary is qualified in its entirety by reference to the complete text.

           Under the corporate laws of the state of Utah, if a majority of the shares at the Annual Meeting are voted in favor of Proposal No. 5, the Company will then file the Amendment with the Utah Division of Corporations and Commercial Code. Thereafter, shares of Preferred Stock will be issuable at any time and from time to time, by action of the Board of Directors, without further authorization from the Company's stockholders, except as otherwise required by applicable law or rules and regulations to which the Company may be subject, to such persons and for such consideration (but not less than the par value thereof) as the Board of Directors determines.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 5

                 ----------------------------------------

                                OTHER MATTERS

           As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of the Special Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

           The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

        --------------------------------------------------------------


                           SHAREHOLDER PROPOSALS

           Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2000 Annual Meeting of Shareholders must have been received by the Company by December 31, 1999.
           The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.


                                       By Order of the Board of Directors



                                       Frederick W. Volcansek, Sr.
                                       Chairman and Chief Executive Officer


Salt Lake City, Utah
___________________, 1999

                                   Exhibit A-1

                              ARTICLES OF AMENDMENT
                                       OF
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           DYNATEC INTERNATIONAL, INC.

           Dynatec International, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Utah, pursuant to Part 10, Title 16, Chapter 10A of the Utah Code Annotated, and upon recommendation by the Company's Board of Directors and approval by the holders of a majority of the Company's issued and outstanding shares of common stock, hereby adopts the following amendment to its Restated Articles of Amendment, filed with the Utah Division of Corporations and Commercial Code on June 26, 1998 (the "Restated Articles of Amendment").

           FIRST:              The name of the corporation is DYNATEC
                               INTERNATIONAL, INC.

           SECOND: Article IV of the Company's Restated Articles of Amendment is hereby amended to read as follows:

                                   ARTICLE IV

                     Capitalization.  The total  authorized  number of shares of the Corporation is One Hundred Million (100,000,000) shares of common stock and ten million (10,000,000) shares of Preferred Stock. All shares of stock authorized hereunder shall have a par value of one cent ($.01) per share. The Common Stock shall be of one class and one series without cumulative voting rights and without any preemptive rights. Except as otherwise required by statute, these Restated Articles of Incorporation, or provided for by resolution or resolutions of the Board of Directors, as hereinafter set forth, the holders of the Common Stock of the Company shall possess the exclusive right to vote for the election of directors and for all other corporate purposes. The Board of Directors of the Corporation shall have the authority to issue the capital stock of the Corporation, and shall have the authority, without further vote or action of the shareholders of the Corporation, and to the fullest extent permitted under Section 16-10a-602 of the Revised Utah Business Corporation Act or any successor statute or other provision of Utah law, and shall have the authority to amend the Articles of Incorporation without the vote or other action of the shareholders so as to authorize the creation and issuance of any class or series of Preferred Stock, and to fix the rights, preferences, privileges, and restrictions of such series of Preferred Stock, including the annual rate or rates of dividends for the particular series and whether such dividends shall be cumulative or noncumulative; the redemption price or prices for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Company or any other corporation, with any provisions for the subsequent adjustment of such conversion rights; the voting rights; anti-dilution rights; terms of redemption (including sinking fund provisions); the number of shares constituting any series, and the designation of such series; and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications. If pursuant to this Article IV, the Corporation's Board of Directors shall authorize the issuance of any class or series of Preferred Stock, (i) such class or series of Preferred Stock may be granted the right to elect one or more of the Company's directors, as the Board of Directors shall prescribe, and said directors shall have voting rights identical to the other directors of the Company and shall serve until such time as their successors are elected or until the class or series of Preferred Stock entitled to elect them shall cease to be outstanding; and (ii) such class or series of Preferred Stock may be granted preemptive rights to acquire additional issues of such Preferred Stock or any other class or series of stock issued by the Company."


           THIRD: The Amendment to Article IV set forth above was recommended to the shareholders by the Board of Directors pursuant to a Unanimous Consent Resolution of the Board of Directors dated
                                          ,  1999, and adopted by the holders of
                               -----------
                               a  majority  of the Company's   issued   and
                               outstanding shares   of   common  stock   at  the
                               Company's    annual    meeting    held on
                                                , 1999, with        shares being
                               -----------------             ------
                               voted  in  favor of the amendment and
                                                                     -----------
                               shares  being voted against the amendment.


           FOURTH: The amendment to Article VI shall take effect immediately upon the filing of these Articles of Amendment of the Company's Restated Articles of Incorporation.


DATED this      day of             , 1999.
           -----      -------------


                                             DYNATEC INTERNATIONAL, INC.



                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                    APPENDIX


                            DYNATEC INTERNATIONAL, INC.
                                a Utah corporation

                       1999 Stock Option and Incentive Plan

                                    SECTION 1

                                     GENERAL

           1.1 Purpose. This Stock Option and Incentive Plan (the "Plan") has been established by Dynatec International, Inc., a Utah corporation (the "Company") to:

                     - attract and retain persons eligible to participate in the Plan;

                     - motivate participants in the Plan by means of appropriate incentives to achieve long-range goals;

                     - provide incentive compensation opportunities that are competitive with those of other similar companies;

                     -         closely    associate   the   interests   of   the
                               participants of the Plan with those of the Company and its other shareholders by reinforcing the relationship between participants' rewards and shareholder gains through equity ownership in the Company and increased shareholder value.

           1.2 Eligibility for Participation. Participants in the Plan shall be selected by the Committee, and awards under the Plan may be granted by the Committee, to directors, officers and employees of the Company or any Subsidiary of the Company, and to other individuals such as consultants and non-employee agents of the Company or a Subsidiary, whom the Committee believes have made or will make an essential contribution to the Company or a Subsidiary. Incentive Stock Options may only be granted to executive officers and other employees of the Company or a majority-owned Subsidiary who occupy responsible managerial or professional positions, who have the capability of making a substantial contribution to the success of the Company or Subsidiary, and who agree, in writing, to remain in the employ of, and to render services to, the Company or Subsidiary for a period of at least one (1) year from the date of the grant of the Award. The Committee has the authority to select particular employees within the eligible group to receive Awards under the Plan. In making this selection and in determining the persons to whom Awards under the Plan shall be granted and the form and amount of awards under the Plan, the Committee shall consider any factors deemed relevant in connection with accomplishing the purposes of the Plan, including the duties of the respective persons and the value of their present and potential services and contributions to the success, profitability and sound growth of the Company. A person to whom an Award has been granted is sometimes referred to herein as an "Participant." In the discretion of the Committee, a Participant may be granted any Award permitted by the Plan and more than one Award may be granted to a Participant.

           1.3 Participating Companies. For purposes of the Plan, the term "Subsidiary" means any subsidiary of the Company, and any business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

           1.4 Administration of the Plan. The operation and administration of the Plan, including the Awards made under the Plan, will be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan are defined as set forth in the Plan, including the definition provisions of Section 7 of the Plan.

                                    SECTION 2

                                OPTIONS AND SARS

           2.1       Definitions.   For purposes of this Plan:

                     2.1.1 The grant of an "Option" entitles the Participant to purchase shares of the Company's common stock ("Stock") at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options ("ISOs"), the tax consequences of which are intended to be governed by Section 422 of the Internal Revenue Code, as amended, (the "Code") or Non-Qualified Stock Options ("NQOs"), as determined in the discretion of the Committee.

                     2.1.2 An SAR entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

           2.2 Exercise Price. The Exercise Price of each Option and SAR granted under this Plan will be established by the Committee or will be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Exercise Price.

           2.3 Term and Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

           2.4 Manner of Payment. The payment of the Exercise Price of an Option granted under this Plan will be subject to the following:

                     2.4.1 Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4.3, payment may be made as soon as practicable after the exercise).

                     2.4.2 The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

                     2.4.3 The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

           2.5 Reload Options. Concurrently with the award of Options to a Participant in the Plan, the Committee may, subject to the provisions of the Plan, prescribe and authorize reload options to purchase for cash or for shares of Stock allotted by the Committee ("Reload Options"). The number of Reload Options shall equal (i) the number of shares of Stock used to exercise the underlying Options and (ii) to the extent authorized by the Committee, the number of shares of Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Options. The grant of a Reload Option will become effective upon the exercise of underlying Option or other Reload Options through the use of shares of Stock held by the Participant for at least 12 months. Notwithstanding the fact that the underlying Option may be an ISO, a Reload Option is not intended to qualify as an ISO under Section 422 of the Code.

                     2.5.1 Reload Option Amendment. Each Award Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Option. Upon the exercise of an underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Agreement.

                     2.5.2 Reload Option Exercise Price. The Exercise Price per share of Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Stock on the date the grant of the Reload Option becomes effective, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Exercise Price.

                     2.5.3 Term and Exercise. The term of each Reload Option shall be equal to the remaining term of the underlying Option.

                     2.5.4 Termination of Employment. No additional Reload Options shall be granted to a Participant when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Participant's employment.

           2.6 Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

                                    SECTION 3

                                OTHER STOCK AWARDS

           3.1       Definitions.  For purposes of this Plan:

                     3.1.1 A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future;

                     3.1.2 A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period;

                     3.1.3 A "Restricted Stock" Award is a grant of shares of Stock and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

           3.2 Restrictions on Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award under this Plan will be subject to the following:

                     3.2.1 Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

                     3.2.2 The Committee may designate whether any such Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned upon the achievement of one or more "Performance Measures." The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: (i) achievement of development milestones or specific goals related to the Participant's role within the Company; (ii) the experience, education and particular expertise of the Participant in the context of his or her role within the Company; and (iii) specific Performance Measures identified by the Committee and made part of the grant of the Award to such Participant. For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code Section 162(m).

                                    SECTION 4

                          OPERATION AND ADMINISTRATION

           4.1 Effective Date. Subject to the approval of the shareholders of the Company at the Company's 1999 annual meeting of its shareholders, the Plan shall be effective as of May 1, 1999 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by the shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company at such annual meeting or an intervening special meeting at which a vote is taken as to approval of the Plan. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no ISO may be granted under the plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

           4.2 Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

                     4.2.1 Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 640,000 shares of Stock; however, the Board may increase such number of shares, but not in any event without shareholder approval of an increase that would result in the number of shares available in the aggregate for Awards under the Plan exceeding 10% of the total authorized common shares of the Company.

                     4.2.2 To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

                     4.2.3 If the Exercise Price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

           4.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

                     4.3.1 Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

                     4.3.2 To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

           4.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

           4.5 Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

           4.6 Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

           4.7 Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

           4.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

           4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

           4.10 Award Agreement. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

           4.11 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

           4.12 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

           4.13      Limitation of Implied Rights.

                     4.13.1 Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

                     4.13.2  The  Plan  does  not   constitute   a  contract  of
           employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

           4.14 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                    SECTION 5

                                CHANGE IN CONTROL

           5.1 Effect of Change in Control. Except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

                     5.1.1 All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

                     5.1.2 All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

                     5.1.3 All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.

           5.2 Definition. For purposes of the Plan, the term "Change in Control" shall mean a sale of all or substantially all of the Company's assets, or a change in the beneficial ownership of the Company's voting Stock or a change in the composition of the Board of the Company which occurs as follows:

                     5.2.1 Any "Person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) becomes a beneficial owner, directly or indirectly, of Stock of the Company representing 25% or more of the total voting power of the Company's then outstanding Stock which Person did not own at least 10% of the outstanding stock as of the effective date of this Plan.

                     5.2.2 A tender offer (for which a filing has been made with the SEC which purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the Stock of the Company. In case of such a tender offer, the Change in Control will be deemed to have occurred upon the first to occur of (i) any time during the tender offer when the Person making the offer owns or has accepted for payment Stock of the Company with 25% or more of the total voting power of the Company's outstanding Stock or (ii) three business days before the offer is to terminate unless the offer is withdrawn first, if the Person making the offer could own, by the terms of the offer plus any shares owned by this Person, Stock with 50% or more of the total voting power of the Company's outstanding Stock when the offer terminates.

                     5.2.3 Individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election.

                                    SECTION 6

                                    COMMITTEE

           6.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 6. The Committee shall be selected by the Board of the Company and shall consist of three members of the Board, at least two of whom are not also employees of the Company. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

           6.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

                     6.2.1 Subject to the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

                     6.2.2 To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

                     6.2.3 The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

                     6.2.4 Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

                     6.2.5 In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company, and applicable state corporate law.

           6.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

           6.4 Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 7

                           AMENDMENT AND TERMINATION

           The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board.

                                    SECTION 8

                                  DEFINED TERMS

           In addition to the other definitions contained herein, the following definitions shall apply:

           8.1 "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards.

           8.2       "Board" shall mean the Board of Directors of the Company.

           8.3 "Code" shall mean the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

           8.4 "Disability" is deemed to occur during the period in which a Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

           8.5 "Eligible Employee" shall mean any employee of the Company or a Subsidiary. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the employee first performs such services.

           8.6 "Fair Market Value" of a share of Stock under the Plan, as of any date, shall be determined as follows:

                     8.6.1 If the principal market for the Stock is a national securities exchange or the Nasdaq stock market (including the Nasdaq SmallCap Market), then "Fair Market Value" as of that date will be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange on which the Stock is then listed or admitted to trading.

                     8.6.2 If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq stock market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the Nasdaq OTC Electronic Bulletin Board Service or by the National Quotation Bureau, Incorporated, or a comparable service.

                     8.6.3 If the day is not a business day, and as a result, paragraphs 8.5.1 and 8.5.2 are not applicable, the Fair Market Value of the Stock will be determined as of the last preceding business day. If paragraphs 8.5.1 and 8.5.2 are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

           8.7 "Retirement" of a Participant shall mean the occurrence of a Participant's Date of Termination after completing at least five years of service and attaining age 65.

           8.8 "Subsidiary" means any company during any period in which it is a subsidiary corporation as that term is defined in Code section 424(f) with respect to the Company.

           8.7       "Stock" means shares of the Company's common stock.

                                   SECTION 9

                                 MISCELLANEOUS

           9.1 General Restriction. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Participant with respect to the disposition of Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of Stock thereunder, such Award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

           9.2 Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

           9.3 Fractional Shares. Fractional shares shall not be granted under any Award under this Plan, unless the provision of the Plan which authorizes such Award also specifies the terms under which fractional shares or interests may be granted.

           9.4  Effects  of  Headings.   The  Section  and  Subsection  headings
contained herein are for convenience only and shall not affect the construction hereof.

ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 1ST DAY OF MAY, 1999.



                                       -----------------------------------------

                                                                , Secretary
                                       -------------------------

PROXY

                          DYNATEC INTERNATIONAL, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Frederick W. Volcansek, Sr. and Lloyd M. Taggart and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned at the Annual Meeting of Shareholders to be held at 3820 Great Lakes Drive, Salt Lake City, Utah 84120,
on              ,               ,  1999,  at     :00  a.m.,  M.S.T.,  or at  any
    ------------   -------------              ---
adjournment thereof.


1.         Election of Directors.

           FOR         WITHHOLD AS TO ALL            FOR ALL EXCEPT
           /  /              /   /                        /   /

           (INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AT TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)


           Frederick W. Volcansek, Sr.
           Wayne L. Berman
           John P. Schmitz
           Reed Newbold


2. To approve the Board of Directors' selection of KPMG LLP as the Company's independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1999.

           FOR               AGAINST                 ABSTAIN
           / /                 / /                     / /

3. To approve a series of transactions pursuant to which the Company (i) has issued convertible debentures in the aggregate principal amount of $1,500,000 to five institutional investors, which debentures are convertible into shares of common stock, (ii) has issued warrants to purchase a total of 750,000 shares of common stock, (iii) has issued 20,000 shares of common stock in payment of certain fees to placement agents; and (iv) may issue up to $225,000 of common stock as payment of certain contract damages, the net effect of which transactions may be the issuance of more than 20% of the total number of shares of the Company's common stock, par value $.01 per share ("Common Stock"), issued and outstanding prior to the commencement of such transactions.

           FOR               AGAINST                 ABSTAIN
           / /                 / /                     / /


4. To approve the adoption of the Company's 1999 Incentive Stock Option Plan under which certain employees, officers, directors and consultants may receive options to purchase shares of the Company's Common Stock, thereby attracting, retaining, and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders;

           FOR               AGAINST                 ABSTAIN
           / /                 / /                     / /


5. To authorize the amendment of the Company's Articles of Incorporation to (i) create and authorize for future issuance a new class of capital stock of the Company, consisting of ten million (10,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"), and
          (ii) vest in the Board of Directors of the Company the authority to establish by resolution of the Board of Directors, at or prior to the time of issuance, without further vote or action by the shareholders of the Company, distinct series of such Preferred Stock, and to fix by resolution the rights, preferences, privileges, and restrictions of each such series which the Board might designate.

           FOR               AGAINST                 ABSTAIN
           / /                 / /                     / /

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3, 4, and 5.

Please sign and Date this Proxy Where Shown Below and Return it Promptly:


Date:                 , 1999
     ----------------
Signed:

SIGNATURE(S)
            --------------------------------------------------------------------



--------------------------------------------------------------------------------

PLEASE SIGN ABOVE EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.